LEASE/PURCHASE AND MANAGEMENT AGREEMENT

     THIS LEASE/PURCHASE AND MANAGEMENT AGREEMENT is made as of the 15th day of September, 2000, by and among WasteMasters, Inc., a Delaware corporation (hereinafter called "Lessee"), WasteMasters, Inc., a Maryland corporation ("WasteMasters") and Global Eco-Logical Services, Inc. (hereinafter called "Lessor").

                               WITNESSETH:

     1. Leased Property. Lessor, for and in consideration of the rents, covenants, agreements, and stipulations hereafter mentioned, provided for and contained to be paid, kept and performed by Lessee, leases and rents unto Lessee, and Lessee hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property, (hereinafter called the "Property"), to wit: Tri-State Waste Disposal, Inc., a New Jersey corporation; Lisbon Landfill, Inc., a Florida corporation; and All Waste Disposal Service, Inc., a Commonwealth of Pennsylvania corporation (hereinafter, the "Corporations").

     2. Term. The Lessee shall have and hold the Property for a term equal to the shorter of one year or the date of Closing in the event the Lessee exercises the Option (as defined herein).

     3. Rental. Lessee agrees to pay to Lessor at the address of Lessor as stated in this Lease, without demand, deduction or set off, monthly rental of $10.00 per month. Monthly rental payments shall be paid in advance on the first day of each calendar month during the term hereof. Upon execution of this Lease, Lessee shall pay to Lessor the first full month's rent due hereunder.

     4. Management of Property. During the term of this Lease, the Lessee shall have the sole and exclusive right to operate and manage the Property. As sole shareholder of the Corporations, the Lessor hereby grants the Lessee an irrevocable proxy during the term of this Lease to vote the Lessor's shares in the Corporations to appoint such persons that the Lessee deems advisable to the board of directors of each of the Corporations, and the Lessee hereby agrees to replace the board of directors of each of the Corporations with the Lessee's nominees promptly after execution of this Lease. Lessor and Lessee agree that the foregoing proxy shall not entitle the Lessee to vote the Lessor's shares of stock in the Corporations on any matter other than the election of directors to the Corporations during the term of this Lease, including without limitation any proposed merger, share exchange, sale of assets, amendment to articles of incorporation or any other act which requires approval of the shareholders of the Corporations under the Corporations' articles of incorporation, bylaws or applicable law. The Lessee further agrees that the foregoing proxy shall expire upon the expiration or termination of this Lease, and that the foregoing proxy is not exercisable at any time that the Lessee is in default under this Lease. The Lessee further agrees that it will not take any action to cause the Corporations to sell, mortgage, pledge or lease any assets outside the ordinary course of business or file any petition for relief under the United States Bankruptcy Code without the prior written consent of the Lessor.

     5. Additional Consideration. As consideration for this Agreement, Lessee and WasteMasters, jointly and severally, will assume those certain debt instruments in the Lessor (the "Debentures"), totaling $1,590,000, plus accrued interest at 8.5% and permissible default fees, pursuant to and in accordance with the Debenture Modification Agreements of the Lessor, attached hereto as Exhibit A and incorporated herein by this reference.
The shares issued and delivered in accordance with this Agreement and the attached Modification Agreement will be duly authorized, validly issued, fully paid and nonassessable, free of any preemptive or other similar rights of any person. The shares when delivered as set forth therein will be registered and declared effective within 120 days from the date of this Agreement pursuant to the Securities Act of 1933, as amended, on a registration statement that has been declared effective by the SEC.

     6. Operation of Property. The Lessee shall be responsible for providing all management, consulting, financial, marketing and operational support services to the Property. The Lessee shall be entitled to all revenues generated by the Property and shall be responsible for paying all expenses and liabilities incurred and accrued by the Property on and after the date of this Agreement including, without limitation, all installments of approved Company Debt and outstanding accounts payable. Lessee agrees that it shall be responsible for providing funds to the Property to the extent the expenses of the Property are greater than the revenues of the Property during the term of this Lease determined on an accrual basis under generally accepted accounting principles (but excluding any noncash expenses such as depreciation or amortization of goodwill), and the Lesseee shall be entitled to retain all profits generated by the Property determined under the same principles. The obligations of the Lessee to manage the Property include the obligation to:

(a) Administer, supervise and control all of the finances of the Property, including payroll, taxes, accounting, bookkeeping, record keeping, managing of accounts payable, and accounts receivable, banking, financial records and reporting functions as they pertain to the business of the Property, with the power to make such changes therein, in its sole discretion, and to incorporate such functions into systems used by Lessee. Lessee shall prepare and maintain financial statements for the Property according to generally accepted accounting principles consistently applied and shall provide the Lessor with monthly operating reports and statements including but not limited to cash flow statements, income statements, accounts payable and accounts receivable reports and such other reports and information as may be requested by Lessor from time to time to enable the Lessor to comply with its reporting requirements under the Securities Exchange Act of 1934.

(b) Select and employ all personnel necessary to service the Property.

(c) Supervise and control the purchase of all materials and supplies, and acquire, lease, dispose of and repair equipment and facilities necessary to provide safe and adequate service to the business of the Property.

(d) Manage, at Lessee's sole discretion, all costs and all pricing on a customer-by-customer basis, estimate all costs on new contracts, bid on and enter into new contracts, and control all costs for contracts in progress.

(e) Commence, defend and control all legal actions, arbitrations, investigations and proceedings that arise or are pending during the term of this Lease.

(f) Maintain the assets of the Property in good repair, order and condition, normal and reasonable wear and tear excepted.

     7. Licenses and Permits. The parties acknowledge that this Lease as well as the transfer of the Property to the Lessee pursuant to the option herein may be subject to approval by the State of Ohio Environmental Protection Agency, and similar state agencies in New Jersey and Pennsylvania and they will cooperate in seeking such approval. The Lessee shall be responsible for the cost of transferring or obtaining any licenses or permits necessary to conduct the business of the Property, and for maintaining such licenses and permits in good standing during the term of this Lease.

     8. Books and Records. The Lessor shall provide the Lessee with access to all books and records necessary for the transition of management of the Property to the Lessee hereunder, including any corporate records of the Property, any payroll records for employees of the Property, any customer lists, and any financial records, such as the general ledger, accounts payable, accounts receivable, etc. Promptly after the termination or expiration of this Lease, the Lessee shall turn over to the Lessor all books and records relating to or generated during the Lessee's operation of the Property during the term of this Lease, or which was turned over to Lessee at the commencement of this Lease.

     9. No Agency. The Lessee shall, at all times, be independent of the Lessor. Nothing contained herein shall be deemed to make or render the Lessor a partner, co-venturer or other participant in the business or operations of the Lessee, or in any manner to render Lessor liable, as principal, surety, guarantor, agent or otherwise for any of the debts, obligations or liabilities of the Property incurred during the term of this Lease.

     10. Abandonment of Property. Lessee agrees not to abandon or vacate the Property during the term of this Lease and agrees to use the Property for the purposes herein leased until the expiration hereof.

     11. Indemnity; Insurance. Lessee agrees to and hereby does indemnify and save Lessor harmless against all claims for damages to persons or property by reason of Lessee's use or occupancy of the Property, and all expenses incurred by Lessor because thereof, including attorney's fees and court costs. Lessee agrees that it will, at its own expense, at all times procure for, deliver to and maintain for the benefit of Lessor during the term of this Lease, original paid up insurance policies of such insurance companies, in such amounts, in such form and substance, and with such expiration dates as are acceptable to Lessor and which name the Lessor as additional insured. Until the Lessee is notified otherwise in writing by the Lessor, the Lessee shall maintain the following insurance: (a) Comprehensive General Liability of $1,000,000.00, which includes insurance against liability for injury to or death of persons or loss or damage to their property occurring in or about the Property; (b) Hazard insurance against loss or damage to the Property by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief and against such other hazards as, under good insurance practices, from time to time are insured against for properties of similar character and location, the amount of which insurance shall be not less than one hundred (100.0%) per cent of the full replacement cost of the Property without deduction for depreciation and which policies of insurance shall contain satisfactory replacement cost endorsements. Lessee shall deliver to Lessor a certificate of any renewal insurance policies on or before the date of expiration of any existing insurance policy.

     12. Governmental Orders. Lessee agrees, at his own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Lessee's occupancy and management of the Property. Lessor agrees to comply promptly with any such requirements if not made necessary by reason of Lessee's occupancy and management.

     13. Assignment and Subletting. Lessee shall not have the right to sublease the Property or any part thereof, assign this Lease or any interest hereunder, or permit the use of the Property by another party other than the Lessee without the prior written consent of Lessor. No sublease or assignment by Lessee shall relieve Lessee of any liability hereunder.

     14. Termination of Lease. Lessor may, at its option, upon ten (10) days' written notice terminate this Lease (if such default is not cured within such ten (10) day period or such longer period as required to effect a cure if a cure is commenced within 10 days and diligently prosecuted):
(i) if Lessee shall violate any material provision of this Lease; (ii) if Lessee shall violate or be in material breach of any provision, representation, warranty, covenant or undertaking herein; or (iii) if Lessee (a) makes an assignment for the benefit of creditors, (b) is adjudicated a bankrupt, (c) files or has filed against it any bankruptcy, reorganization, liquidation or similar petition or any petition seeking the appointment of a receiver, conservator or other representative, or (d) proposes a composition arrangement with creditors. Termination of the Lease pursuant to this paragraph shall not limit or impair any other rights which the Lessor has hereunder, including without limitation the right to file suit against the Lessee to recover damages for the violation of any term herein or to right to set off any debt which the Lessor may owe the Lessee against any liability of the Lessee to the Lessor hereunder.

     15. Quiet Enjoyment. So long as Lessee observes and performs the covenants and agreements contained herein, it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Property, but always subject to the terms hereof.

     16. No Estate in Property. This Lease shall create the relationship of Lessor and Lessee between the parties hereto. No estate shall pass out of Lessor. Lessee has only a usufruct not subject to levy and sale, and not assignable by Lessee except by Lessor's consent.

     17. Attorney's Fees. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Lessor or Lessee, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees to be fixed by the court in such action or proceeding. Furthermore, Lessor and Lessee agree to pay the attorney's fees and expenses of the other party to this Lease (either Lessor or Lessee) if it is made a party to litigation because of its being a party to this Lease and when it has not engaged in any wrongful conduct itself.

     18. Press Releases. No publicity release or announcement concerning this Lease or the Option or the transactions contemplated hereby shall be issued without advance approval of the form and substance thereof by Lessor or Lessee.

     19. Rights Cumulative. All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative and not restrictive of those given by law.

     20. Waiver of Rights. No failure of Lessor to exercise any power given Lessor hereunder or to insist upon strict compliance by Lessee of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

     21. Agency Disclosure. Lessor represents to Lessee that Lessor has not engaged any agent in regard hereto or to the sale or lease of the Property, and Lessor hereby agrees to indemnify Lessee and hold Lessee harmless against all liability, loss, cost, damage and expense (including, without limitation, attorneys' fees and cost of litigation) Lessee shall ever suffer or incur because of any claim by any agent claiming by, through or under Lessor, whether or not meritorious, for any fee, commission or other compensation with respect hereto. Lessee represents to Lessor that it has not engaged any agent in regard hereto, and Lessee hereby agrees to indemnify Lessor and hold Lessor harmless against all liability, loss, cost, damage and expense (including, without limitation, attorneys' fees and cost of litigation) Lessor shall ever suffer or incur because of any claim by any agent claiming by, through or under Lessee, whether or not meritorious, for any fee, commission or other compensation with respect hereto or with respect to the Property.

     22. Environmental Laws. Lessor represents, to the best of their knowledge and belief, that 1) the Property are in compliance with all applicable environmental laws, and 2) there are not excessive levels (as defined by the Environmental Protection Agency) of radon, toxic waste or hazardous substances on the Property. Lessee represents and warrants that Lessee shall comply with all applicable environmental laws and that Lessee shall not permit any of his employees, agents, contractors for subcontractors, or any person present on the Property to generate, manufacture, store, dispose or release on, about, or under the Property any hazardous substances which would result in the Property not complying with any applicable environmental laws, and Lessee hereby indemnifies and holds Lessor harmless from any liability or claim, including attorney's fees incurred by Lessor, arising out of a breach of Lessor's obligations under this paragraph.

     23. Option to Purchase. The Lessor hereby grants to the Lessee an option to purchase the Property on the terms and conditions set forth below:

a) Option Price. The Lessee may purchase the Property for Fifteen Million (15,000,000) shares of WasteMasters common stock or its cash equivalent, guaranteed at $.15 per share or "market price," whichever is higher at time of conversion.

When issued and delivered in accordance with this Agreement, the shares will be duly authorized, validly issued, fully paid and nonassessable, free of any preemptive or other similar rights of any person. The shares, when delivered as set forth herein will be registered pursuant to the Securities Act of 1933, as amended, on a registration statement that has been declared effective by the SEC.

b) Term of Option. The Lessee may exercise this Option at any time prior to the expiration or termination of this Lease.

c) Manner of Exercise of Option. The Lessee may exercise this Option by written notice to the Lessor in the manner set forth in this Lease for the
giving of notice to the Lessor.   Such notice shall state the Lessee's
election to exercise this Option, shall be signed by an officer of the Lessee, and shall state a date, time and location in the Charleston, South Carolina metro area where the Closing of the purchase of the Property will take place, which date shall be between 5 and 10 days after the date of receipt of such notice. The exercise of the Option by the Lessee shall constitute a binding obligation on the part of the Lessee to purchase the Property on the terms and conditions set forth herein and on the Lessor to convey the Property on the terms and conditions set forth herein.

d) Title to Property. In the event the Option is exercised, the Corporations shall be conveyed to the Lessee by assignment of all of the issued and outstanding common stock of the Corporations to the Lessee by the Lessor free and clear of all liens, claims or encumbrances.

e) Condition of Property. In the event the Option is exercised, the Property shall be conveyed to the Lessee "as is, where is," without any express or implied warranties, including any warranties of condition, of merchantability or fitness for a particular purpose. Furthermore, the Lessor makes no warranties as to the financial condition of the Corporations, it being understood by the parties that the Lessee shall conduct any due diligence investigation of the Property while it is the Lessee under this Lease prior to exercising the Option to purchase the Property.

f) Conditions to Conveyance. The Lessee acknowledges and agrees that the Lessor's obligation to convey the Property is conditioned upon the subsequent approval of the Option price by the board of directors of the Lessor after receipt of such independent valuations or reports as may be necessary in the judgment of the board to determine that the Option price fairly represents the value of the Property. The Lessor agrees to commission and obtain any fairness opinions or reports which it may need to approve the Option price herein as soon as practical after the execution of this Lease.

     24. Time of Essence. Time is of the essence with respect to this Lease.

     25. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U.S. Certified Mail, return receipt requested, postage prepaid. Agent shall be copied with all required or permitted notices. Notices to Lessee shall be delivered or sent to the address shown below, except that upon Lessee's taking possession of the Property, the Property shall be Lessee's address for notice purposes. Notices to Lessor and Agent shall be delivered or sent to the addresses hereinafter stated, to wit:

Lessor:

Global Eco-Logical Services, Inc.
C/O: Richard D. Tuorto, Sr.
3 Broad Street, Suite 300
Charleston, SC 29401
(843) 534-1330
Fax:  (843) 534-1331

Lessee:

WasteMasters, Inc.
C/O: Douglas Holsted
205 South Bickford Ave.
Oklahoma City, OK 73036
(405) 262-0800
Fax:  (405) 262-0033

All notices shall be effective upon delivery. Any party may change his notice address upon written notice to the other parties.

     26. Entire Agreement. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein, shall be relied upon by the other party or be of any force or effect.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the date and year first above written.

LESSEE:

WASTEMASTERS OF DELAWARE, INC.



/s/ Douglas Holsted
By: Douglas Holsted, Secretary


ATTEST:


________________________________
By: _____________________________


[SEAL]


LESSOR:

GLOBAL ECO-LOGICAL SERVICES, INC.


/s/ Richard D. Tuorto
By: Richard D. Tuorto, Sr., President

ATTEST:


________________________________
By: _____________________________



[SEAL]


Agreed and Assented to:

WASTEMASTERS, INC.


/s/ Douglas Holsted
By: Douglas Holsted, Secretary

ATTEST:


________________________________
By: _____________________________


[SEAL]

                                     Exhibit A

                          Debenture Modification Agreements


                          SECOND AMENDMENT TO PROMISSORY NOTE

     THIS SECOND AMENDMENT TO PROMISSORY NOTE is entered this 15th day of September, 2000, by and between Global Eco-Logical Services, Inc., a Florida corporation ("Maker"), WasteMasters, Inc., a Maryland corporation ("WMI"), and Beta Communications Corporation ("Noteholder").

     WHEREAS, the Maker and the Noteholder are parties to a Promissory Note dated June 1, 1999 in the original principal amount of $510,000.00;

     WHEREAS, the Maker and the Noteholder entered into an Amendment to Promissory Note dated March 1, 2000, to amend certain terms thereof;

     WHEREAS, the Maker has agreed to sell certain assets to WMI, which has agreed to assume payment of the Promissory Note, its accrued interest, and permissible default fees, as partial consideration for the Lease/Purchase and Management Agreement, and in connection with such assumption, the Maker, WMI and the Noteholder have entered into this Second Amendment to evidence the Noteholder's consent to the assumption of the Promissory Note by WMI and the terms of an amendment to the Promissory Note;

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

     1. The Seventh Paragraph of the Note is hereby deleted and replaced in its entirety with the following language:

"This Note shall be convertible, at the sole option of the Holder, into paid and non-assessable shares of Common Stock of the Maker or WasteMasters, Inc. ("WMI") as specified in a notice of conversion delivered to the office of both the Maker and WMI at such places that they may from time to time determine (all future references to "Common Stock" in this paragraph shall refer to the Common Stock of WMI or the Maker as specified in a notice of conversion). The number of shares of Common Stock issuable upon conversion of this Note shall be equal to $1,000.00 divided by the applicable Conversion Price in effect at the time of conversion determined as hereinafter provided for each $1,000 in principal and accrued interest due on this Note at the time of conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be the Current Bid Price (as hereinafter defined) of the Common Stock of the applicable company as of the close of business on the day immediately preceding the date of conversion; provided, however, that such Conversion Price shall be subject to adjustment from time to time in certain instances as hereinafter provided; and further provided that in no event shall the Conversion Price for Common Stock of WMI be less than $0.10 per share. No payment or adjustment shall be made in respect of dividends previously declared and paid on the Common Stock upon conversion of part or all of this Note into shares of Common Stock. If the Maker elects to prepay part or all of this Note, such right of conversion shall cease and terminate, as to the portion designated for prepayment, at the close of business on the prepayment date, unless the Maker defaults in the prepayment. No fractional shares of Common Stock will be issued, and instead the number of shares of Common Stock to be issued on conversion of this Note will, to the extent necessary, be rounded up to the nearest whole number of shares."

     2. The Noteholder hereby consents to the assumption of the Promissory Note by WMI, and WMI hereby agrees to perform all obligations of the Maker thereunder is if it were the original Maker thereunder.

     3. In the event the Noteholder elects to convert any part of the Promissory Note into shares of Common Stock of the Maker, then WMI shall reimburse the Maker for such conversion by issuing the Maker that number of shares of Common Stock of WMI which WMI would have been obligated to issue the Noteholder if the Noteholder had instead elected to convert such part of the Promissory Note into shares of Common Stock of WMI.

     4. All terms and conditions in the Promissory Note shall remain unchanged except to the extent specifically modified herein. All terms defined in the Promissory Note shall have the same meaning herein that they are defined to have the Promissory Note, unless specifically provided otherwise.

     IN WITNESS HEREOF, the parties have executed this Agreement, as of the date first written above.

MAKER:

GLOBAL ECO-LOGICAL SERVICES, INC., a Florida corporation

By: ________________________________
Richard D. Tuorto, Sr., President

HOLDER:

By: ________________________________
Print Name: _________________________

WMI:

WASTEMASTERS, INC., a Maryland corporation


By: ____________________________________
Douglas C. Holsted, Secretary

                        SECOND AMENDMENT TO PROMISSORY NOTE

	THIS SECOND AMENDMENT TO PROMISSORY NOTE is entered this 15th day of September, 2000, by and between Global Eco-Logical Services, Inc., a
Florida corporation ("Maker"), WasteMasters, Inc., a Maryland corporation ("WMI"), and Christopher Havelda ("Noteholder").

	WHEREAS, the Maker and the Noteholder are parties to a Promissory Note dated June 1, 1999 in the original principal amount of $850,000.00;

	WHEREAS, the Maker and the Noteholder entered into an Amendment to Promissory Note dated March 1, 2000, to amend certain terms thereof;

	WHEREAS, the Maker has agreed to sell certain assets to WMI, which has agreed to assume payment of the Promissory Note, its accrued interest, and permissible default fees, as partial consideration for the Lease/Purchase and Management Agreement, and in connection with such assumption, the Maker, WMI and the Noteholder have entered into this Second Amendment to evidence the Noteholder's consent to the assumption of the Promissory Note by WMI and the terms of an amendment to the Promissory Note;

	NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

	1. The Seventh Paragraph of the Note is hereby deleted and replaced in its entirety with the following language:

"This Note shall be convertible, at the sole option of the Holder, into paid and non-assessable shares of Common Stock of the Maker or WasteMasters, Inc. ("WMI") as specified in a notice of conversion delivered to the office of both the Maker and WMI at such places that they may from time to time determine (all future references to "Common Stock" in this paragraph shall refer to the Common Stock of WMI or the Maker as specified in a notice of conversion). The number of shares of Common Stock issuable upon conversion of this Note shall be equal to $1,000.00 divided by the applicable Conversion Price in effect at the time of conversion determined as hereinafter provided for each $1,000 in principal and accrued interest due on this Note at the time of conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be the Current Bid Price (as hereinafter defined) of the Common Stock of the applicable company as of the close of business on the day immediately preceding the date of conversion; provided, however, that such Conversion Price shall be subject to adjustment from time to time in certain instances as hereinafter provided; and further provided that in no event shall the Conversion Price for Common Stock of WMI be less than $0.10 per share. No payment or adjustment shall be made in respect of dividends previously declared and paid on the Common Stock upon conversion of part or all of this Note into shares of Common Stock. If the Maker elects to prepay part or all of this Note, such right of conversion shall cease and terminate, as to the portion designated for prepayment, at the close of business on the prepayment date, unless the Maker defaults in the prepayment. No fractional shares of Common Stock will be issued, and instead the number of shares of Common Stock to be issued on conversion of this Note will, to the extent necessary, be rounded up to the nearest whole number of shares."

     2. The Noteholder hereby consents to the assumption of the Promissory Note by WMI, and WMI hereby agrees to perform all obligations of the Maker thereunder is if it were the original Maker thereunder.

     3. In the event the Noteholder elects to convert any part of the Promissory Note into shares of Common Stock of the Maker, then WMI shall reimburse the Maker for such conversion by issuing the Maker that number of shares of Common Stock of WMI which WMI would have been obligated to issue the Noteholder if the Noteholder had instead elected to convert such part of the Promissory Note into shares of Common Stock of WMI.

     4. All terms and conditions in the Promissory Note shall remain unchanged except to the extent specifically modified herein. All terms defined in the Promissory Note shall have the same meaning herein that they are defined to have the Promissory Note, unless specifically provided otherwise.

     IN WITNESS HEREOF, the parties have executed this Agreement, as of the date first written above.

MAKER:

GLOBAL ECO-LOGICAL SERVICES, INC., a Florida corporation

By: ________________________________
Richard D. Tuorto, Sr., President

HOLDER:

By: ________________________________
Print Name: _________________________

WMI:

WASTEMASTERS, INC., a Maryland corporation


By: ____________________________________
Douglas C. Holsted, Secretary

                      SECOND AMENDMENT TO PROMISSORY NOTE

     THIS SECOND AMENDMENT TO PROMISSORY NOTE is entered this 15th day of September, 2000, by and between Global Eco-Logical Services, Inc., a Florida corporation ("Maker"), WasteMasters, Inc., a Maryland corporation ("WMI"), and Pioneer Holdings, Inc. ("Noteholder").

     WHEREAS, the Maker and the Noteholder are parties to a Promissory Note dated June 1, 1999 in the original principal amount of $100,000.00;

     WHEREAS, the Maker and the Noteholder entered into an Amendment to Promissory Note dated March 1, 2000, to amend certain terms thereof;

     WHEREAS, the Maker has agreed to sell certain assets to WMI, which has agreed to assume payment of the Promissory Note, its accrued interest, and permissible default fees, as partial consideration for the Lease/Purchase and Management Agreement, and in connection with such assumption, the Maker, WMI and the Noteholder have entered into this Second Amendment to evidence the Noteholder's consent to the assumption of the Promissory Note by WMI and the terms of an amendment to the Promissory Note;

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

     1. The Seventh Paragraph of the Note is hereby deleted and replaced in its entirety with the following language:

"This Note shall be convertible, at the sole option of the Holder, into paid and non-assessable shares of Common Stock of the Maker or WasteMasters, Inc. ("WMI") as specified in a notice of conversion delivered to the office of both the Maker and WMI at such places that they may from time to time determine (all future references to "Common Stock" in this paragraph shall refer to the Common Stock of WMI or the Maker as specified in a notice of conversion). The number of shares of Common Stock issuable upon conversion of this Note shall be equal to $1,000.00 divided by the applicable Conversion Price in effect at the time of conversion determined as hereinafter provided for each $1,000 in principal and accrued interest due on this Note at the time of conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be the Current Bid Price (as hereinafter defined) of the Common Stock of the applicable company as of the close of business on the day immediately preceding the date of conversion; provided, however, that such Conversion Price shall be subject to adjustment from time to time in certain instances as hereinafter provided; and further provided that in no event shall the Conversion Price for Common Stock of WMI be less than $0.10 per share. No payment or adjustment shall be made in respect of dividends previously declared and paid on the Common Stock upon conversion of part or all of this Note into shares of Common Stock. If the Maker elects to prepay part or all of this Note, such right of conversion shall cease and terminate, as to the portion designated for prepayment, at the close of business on the prepayment date, unless the Maker defaults in the prepayment. No fractional shares of Common Stock will be issued, and instead the number of shares of Common Stock to be issued on conversion of this Note will, to the extent necessary, be rounded up to the nearest whole number of shares."

     2. The Noteholder hereby consents to the assumption of the Promissory Note by WMI, and WMI hereby agrees to perform all obligations of the Maker thereunder is if it were the original Maker thereunder.

     3. In the event the Noteholder elects to convert any part of the Promissory Note into shares of Common Stock of the Maker, then WMI shall reimburse the Maker for such conversion by issuing the Maker that number of shares of Common Stock of WMI which WMI would have been obligated to issue the Noteholder if the Noteholder had instead elected to convert such part of the Promissory Note into shares of Common Stock of WMI.

     4. All terms and conditions in the Promissory Note shall remain unchanged except to the extent specifically modified herein. All terms defined in the Promissory Note shall have the same meaning herein that they are defined to have the Promissory Note, unless specifically provided otherwise.

     IN WITNESS HEREOF, the parties have executed this Agreement, as of the date first written above.

MAKER:

GLOBAL ECO-LOGICAL SERVICES, INC., a Florida corporation


By: ________________________________
Richard D. Tuorto, Sr., President

HOLDER:

By: ________________________________
Print Name: _________________________

WMI:

WASTEMASTERS, INC., a Maryland corporation

By: ____________________________________
Douglas C. Holsted, Secretary

                      SECOND AMENDMENT TO PROMISSORY NOTE

     THIS SECOND AMENDMENT TO PROMISSORY NOTE is entered this 15th day of September, 2000, by and between Global Eco-Logical Services, Inc., a Florida corporation ("Maker"), WasteMasters, Inc., a Maryland corporation ("WMI"), and Robert Zarin ("Noteholder").

     WHEREAS, the Maker and the Noteholder are parties to a Promissory Note dated June 1, 1999 in the original principal amount of $130,000.00;

     WHEREAS, the Maker and the Noteholder entered into an Amendment to Promissory Note dated March 1, 2000, to amend certain terms thereof;

     WHEREAS, the Maker has agreed to sell certain assets to WMI, which has agreed to assume payment of the Promissory Note, its accrued interest, and permissible default fees, as partial consideration for the Lease/Purchase and Management Agreement, and in connection with such assumption, the Maker, WMI and the Noteholder have entered into this Second Amendment to evidence the Noteholder's consent to the assumption of the Promissory Note by WMI and the terms of an amendment to the Promissory Note;

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

     1. The Seventh Paragraph of the Note is hereby deleted and replaced in its entirety with the following language:

"This Note shall be convertible, at the sole option of the Holder, into paid and non-assessable shares of Common Stock of the Maker or WasteMasters, Inc. ("WMI") as specified in a notice of conversion delivered to the office of both the Maker and WMI at such places that they may from time to time determine (all future references to "Common Stock" in this paragraph shall refer to the Common Stock of WMI or the Maker as specified in a notice of conversion). The number of shares of Common Stock issuable upon conversion of this Note shall be equal to $1,000.00 divided by the applicable Conversion Price in effect at the time of conversion determined as hereinafter provided for each $1,000 in principal and accrued interest due on this Note at the time of conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "Conversion Price") shall be the Current Bid Price (as hereinafter defined) of the Common Stock of the applicable company as of the close of business on the day immediately preceding the date of conversion; provided, however, that such Conversion Price shall be subject to adjustment from time to time in certain instances as hereinafter provided; and further provided that in no event shall the Conversion Price for Common Stock of WMI be less than $0.10 per share. No payment or adjustment shall be made in respect of dividends previously declared and paid on the Common Stock upon conversion of part or all of this Note into shares of Common Stock. If the Maker elects to prepay part or all of this Note, such right of conversion shall cease and terminate, as to the portion designated for prepayment, at the close of business on the prepayment date, unless the Maker defaults in the prepayment. No fractional shares of Common Stock will be issued, and instead the number of shares of Common Stock to be issued on conversion of this Note will, to the extent necessary, be rounded up to the nearest whole number of shares."

     2. The Noteholder hereby consents to the assumption of the Promissory Note by WMI, and WMI hereby agrees to perform all obligations of the Maker thereunder is if it were the original Maker thereunder.

     3. In the event the Noteholder elects to convert any part of the Promissory Note into shares of Common Stock of the Maker, then WMI shall reimburse the Maker for such conversion by issuing the Maker that number of shares of Common Stock of WMI which WMI would have been obligated to issue the Noteholder if the Noteholder had instead elected to convert such part of the Promissory Note into shares of Common Stock of WMI.

     4. All terms and conditions in the Promissory Note shall remain unchanged except to the extent specifically modified herein. All terms defined in the Promissory Note shall have the same meaning herein that they are defined to have the Promissory Note, unless specifically provided otherwise.

     IN WITNESS HEREOF, the parties have executed this Agreement, as of the date first written above.

MAKER:

GLOBAL ECO-LOGICAL SERVICES, INC., a Florida corporation


By: ________________________________
Richard D. Tuorto, Sr., President

HOLDER:

By: ________________________________
Print Name: _________________________

WMI:

WASTEMASTERS, INC., a Maryland corporation

By: ____________________________________
Douglas C. Holsted, Secretary